UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

_______________________

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  May 11, 2010

FIRST MERCURY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33077	38-3164336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

29110 Inkster Road Suite 100 Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (800) 762-6837

Not Applicable

(Former name or former address, if changed since last report)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 11, 2010, the Company held its annual meeting of stockholders at which stockholders:

(i)	elected to the Board of Directors of First Mercury Financial Corporation three Class I Directors; and
(ii)	approved the Mercury Financial Corporation Performance-Based Annual Incentive Plan for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code; and

(iii)	ratified the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

Voting results were as follows:

(i)	Election of Class I Directors:

Director Nominee	Votes For	Votes Withheld
Steven A. Shapiro	8,937,826	7,208,843
Jerome M. Shaw	14,359,544	1,787,125
Richard H. Smith	14,360,567	1,786,102

(ii)	Approval of the First Mercury Financial Corporation Performance-Based Annual Incentive Plan:

For	Against	Abstain	Nonvotes
15,874,813	251,712	20,144	742,108

              (iii)   Ratification of appointment of BDO Seidman, LLP:

For	Against	Abstain	Nonvotes
16,809,298	75,678	3,801	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MERCURY FINANCIAL CORPORATION
(Registrant)

DATE: May 13, 2010	BY	/s/ John A. Marazza
John A. Marazza Executive Vice President, Chief Financial Officer and Corporate Secretary